UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2004

ERICO INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Ohio	333-115267	34-0201460

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

30575 Bainbridge Road, Suite 300, Solon Ohio
(Address of Principal Executive Offices)

44139
(Zip Code)

Registrant’s telephone number, including area code:
(440) 349-2630

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EX-99.1 Press Release

Item 2.02. Results of Operations and Financial Condition

     On November 3, 2004, ERICO International Corporation issued a press release regarding its results of operations and financial condition for the quarter ended September 30, 2004. The text of the press release is included as Exhibit 99.1 to this report and is incorporated herein. The information included in the press release is being furnished, and not filed, under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

     (c)      Exhibits

     The following exhibits are being furnished with this Report:

     99.1     Press release dated November 3, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2004	ERICO INTERNATIONAL CORPORATION

	By:	/s/ Peter B. Korte

Name: Peter B. Korte
Title: General Counsel and Secretary